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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 14, 2000


                                 ---------------


                               EOG RESOURCES, INC.
                       (formerly Enron Oil & Gas Company)
             (Exact name of registrant as specified in its charter)



           DELAWARE                       1-9743                 47-0684736
  (State or other jurisdiction        (Commission File        I.R.S. Employer
of incorporation or organization)         Number)            Identification No.)


      1200 SMITH STREET
          SUITE 300                                                 77002
        HOUSTON, TEXAS                                            (Zip code)
(Address of principal executive offices)


                                  713/651-7000
              (Registrant's telephone number, including area code)
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ITEM 5. OTHER EVENTS.

(a)       Adoption of Rights Plan.

          On February 14, 2000, the Board of Directors of EOG Resources, Inc., a Delaware corporation (the "Company"), authorized and declared a dividend distribution of one right (a "Right") for each outstanding share of the Company's common stock, par value $.01 per share ("Common Stock"), to stockholders of record as of the close of business on February 24, 2000 (the "Record Date"). Until the Rights become exercisable, all issuances of Common Stock after the Record Date, including Common Stock issuable upon exercise of outstanding options, will include issuances of Rights.

          The Rights will be issued pursuant to a Rights Agreement, dated as of February 14, 2000, between the Company and First Chicago Trust Company of New York, as Rights Agent, as the same may be amended from time to time. Each Right entitles its registered holder to purchase from the Company one one-hundredth (1/100) of a share of Series E Junior Participating Preferred Stock ("Junior Participating Preferred Stock") of the Company at an exercise price of $90, subject to certain adjustments.

          The foregoing description of the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement and the exhibits thereto, which have been filed as an exhibit to our Registration Statement on Form 8-A filed with the Securities and Exchange Commission on February 18, 2000 and are incorporated herein by reference. The Certificate of Designations of the Junior Participating Preferred Stock and the Form of Right Certificate have been filed as exhibits to our Registration Statement on Form 8-A filed with the Securities and Exchange Commission on February 18, 2000 and are incorporated herein by reference.


(b)       Amendment to By-laws.

          On February 14, 2000, the Board of Directors further amended the By-laws of the Company to establish the procedures by which the Company's stockholders may act by written consent without a meeting. Upon receipt of a request for a record date for a stockholder action by written consent which complies with the requirements of the amended By-laws, the amended By-laws provide for the setting of a record date and procedures for determining the sufficiency of such action by written consent.

          The By-laws were also amended to provide that (i) special meetings of stockholders may be called only by the Chairman of the Board or by a majority of the Board of Directors and (ii) the books and records of the Company may be kept outside the State of Delaware. Previously, on September 7, 1999, the Board of Directors amended the By-laws to increase the mandatory retirement age for current Directors to 75 years of age.

          The foregoing description of the amendments to the By-laws does not purport to be complete and is qualified in its entirety by reference to the By-laws, as amended and restated effective as of February 14, 2000, which is attached as an exhibit hereto and incorporated herein by reference.
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

             3.1 By-Laws of EOG Resources, Inc., as amended and restated effective as of February 14, 2000.

             4.1 Rights Agreement, dated as of February 14, 2000, between EOG Resources, Inc. and First Chicago Trust Company of New York (incorporated by reference to Exhibit 1 to the Company's Registration Statement on Form 8-A, filed with the Securities and Exchange Commission on February 18, 2000).

             5.1 Certificate of Designations of Series E Junior Participating Preferred Stock, dated February 14, 2000 (incorporated by reference to Exhibit 2 to the Company's Registration Statement on Form 8-A, filed with the Securities and Exchange Commission on February 18, 2000).

             6.1 Form of Right Certificate (incorporated by reference to Exhibit 3 to the Company's Registration Statement on Form 8-A filed with the Securities and Exchange Commission on February 18, 2000).


             99.1         Press Release, dated February 14, 2000.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   EOG RESOURCES, INC.



Date: February 18, 2000                            By: /s/ W. C. Wilson
                                                      --------------------
                                                       Walter C. Wilson
                                                       Senior Vice President and
                                                         Chief Financial Officer



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

                                  EXHIBIT INDEX


             3.1 By-Laws of EOG Resources, Inc., as amended and restated effective as of February 14, 2000.

             4.1 Rights Agreement, dated as of February 14, 2000, between EOG Resources, Inc. and First Chicago Trust
                          Company of New York (incorporated by reference to Exhibit 1 to the Company's Registration Statement on Form 8-A, filed with the Securities and Exchange
                          Commission on February 18, 2000).

             5.1          Certificate of Designations of Series E Junior
                          Participating Preferred Stock, dated February 14,
                          2000 (incorporated by reference to Exhibit 2 to the Company's Registration Statement on Form 8-A, filed with the Securities and Exchange Commission on February 18, 2000).

             6.1 Form of Right Certificate (incorporated by reference to Exhibit 3 to the Company's Registration Statement on Form 8-A filed with the Securities and Exchange
                          Commission on February 18, 2000).

             99.1         Press Release, dated February 14, 2000.